UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022

THE WESTERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7001 East Belleview Avenue
Denver, Colorado		80237
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 866 405-5012

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WU	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 19, 2022, at the Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of The Western Union Company (the “Company”): (i) elected the persons listed below to serve as directors of the Company for a one-year term; (ii) on an advisory basis, voted to approve the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting; (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2022; and (iv) did not approve a stockholder proposal regarding modification to the Company’s stockholder right to call a special meeting. The final voting results for the matters voted upon at the Annual Meeting are as follows:

Proposal 1: Election of Directors.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Martin I. Cole	329,500,092	4,041,073	317,583	19,474,202
Richard A. Goodman	328,718,751	4,842,398	297,599	19,474,202
Betsy D. Holden	322,084,751	11,422,237	351,760	19,474,202
Jeffrey A. Joerres	315,291,716	18,206,346	360,686	19,474,202
Devin B. McGranahan	332,335,484	1,206,274	316,990	19,474,202
Michael A. Miles, Jr.	308,311,199	25,254,383	293,166	19,474,202
Timothy P. Murphy	332,272,156	1,288,642	297,950	19,474,202
Joyce A. Phillips	320,603,172	12,896,811	358,765	19,474,202
Jan Siegmund	331,898,831	1,653,723	306,194	19,474,202
Angela A. Sun	332,408,561	1,089,935	360,252	19,474,202
Solomon D. Trujillo	332,071,349	1,497,714	289,685	19,474,202

Proposal 2: Advisory Vote on Executive Compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
294,011,587	38,761,645	1,085,516	19,474,202

Proposal 3: Ratification of Selection of Auditors.

Votes For	Votes Against	Abstentions	Broker Non-Votes
347,962,978	4,998,328	371,644	0

Proposal 4: Stockholder Proposal Regarding Modification to Stockholder Right to Call a Special Meeting

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,200,023	304,005,756	652,969	19,474,202

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

101	Inline XBRL Document Set for the Cover Page from this Current Report on Form 8-K, formatted as Inline XBRL
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2022	THE WESTERN UNION COMPANY
	By:	/s/ DARREN A. DRAGOVICH
	Name:	Darren A. Dragovich
	Title:	Vice President and Assistant Secretary